SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

CORIO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No Fee.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:
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Notes:

April 12, 2004

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Corio, Inc., to be held on Wednesday, May 12, 2004. Enclosed are the notice of the meeting, a proxy statement and a proxy card. Please note that the meeting will be held at 10:00 a.m. local time at our headquarters, which is located at 959 Skyway Road, Suite 100, San Carlos, California 94070.

Details of the business to be conducted at the meeting are given in the attached notice of the annual meeting of stockholders and proxy statement.

It is important that your shares be represented at this meeting, so please complete and return the enclosed proxy card as soon as possible.

Sincerely,

/s/ George Kadifa

George Kadifa

Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, MAY 12, 2004

TO THE STOCKHOLDERS OF CORIO, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Corio, Inc., a Delaware corporation, will be held at our headquarters at 959 Skyway Road, Suite 100, San Carlos, CA 94070 at 10:00 a.m., local time, on Wednesday, May 12, 2004, for the following purposes:

1.	Election of Directors. To elect one Class 1 director to serve until the Annual Meeting of Stockholders in 2007 or until his successor is elected and qualified.

2.	Re-approval of 1998 Stock Plan. To re-obtain stockholder approval of our 1998 Stock Plan to preserve the corporate income tax deduction available pursuant to Section 162(m) of the Internal Revenue Code.

3.	Ratification of Appointment of Independent Auditors. To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004.

4.	Other Business. To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. The board of directors has fixed the close of business on April 1, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the 2004 Annual Meeting of Stockholders and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage pre-paid envelope provided for your convenience. You may revoke your proxy at any time prior to the annual meeting. If you attend the annual meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the annual meeting will be counted.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ John Whittle John Whittle
Corporate Secretary

San Carlos, California

April 12, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED.

CORIO, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 12, 2004

CORIO, INC.	PROXY STATEMENT

CORIO, INC.

959 Skyway Road, Suite 100

San Carlos, California 94070

PROXY STATEMENT

FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General Information

This proxy statement is furnished to the stockholders of Corio, Inc., a Delaware corporation, in connection with the solicitation by our board of directors of proxies in the accompanying form for use in voting at our 2004 Annual Meeting of Stockholders, which will be held at 10:00 a.m., local time, on Wednesday, May 12, 2004 at our headquarters, located at 959 Skyway Road, Suite 100, San Carlos, CA 94070, and at any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the annual meeting. This proxy statement is being mailed on or about April 12, 2004 to stockholders entitled to vote at the meeting.

Quorum And Voting Procedures

The close of business on April 1, 2004 has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of and to vote at the annual meeting. As of the close of business on the record date, there were approximately 62,754,315 shares of common stock outstanding and entitled to vote at the annual meeting. The presence at the annual meeting of a majority of these shares of our common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. All completed and signed proxy cards, Internet votes, telephone votes and votes cast by those stockholders who attend the annual meeting in person, whether representing a vote FOR, AGAINST, or ABSTAIN, as well as any broker non-votes, will be counted toward the quorum.

Votes Required for Each Proposal

The vote required for the proposals to be considered at the 2004 Annual Meeting of Stockholders is as follows:

Proposal One — Election of Director.    The one (1) director nominee receiving the highest number of votes, in person or by proxy, will be elected as director.

Proposal Two — Re-approval of 1998 Stock Plan.    The re-approval of the 1998 Stock Plan will require the affirmative vote of a majority of the shares present, represented and voting at the 2004 Annual Meeting of Stockholders.

Proposal Three — Ratification of Appointment of Independent Auditors.    Ratification of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004 will require the affirmative vote of a majority of the shares present, represented and voting at the 2004 Annual Meeting of Stockholders.

You may vote either “for” or “withhold” your vote for the director nominees. You may vote “for,” “against,” or “abstain” from voting on the proposals to re-approve the 1998 Plan or to ratify KPMG LLP as our independent accountants.

CORIO, INC.	PROXY STATEMENT

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on the proposal to elect directors, your abstention will have no effect on the outcome of the vote with respect to this proposal. If you abstain from voting on the proposals to ratify the appointment of KPMG LLP as our independent auditors and to re-approve the 1998 Stock Plan, your abstention will have the same effect as a vote against these proposals.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. If you hold common stock through a broker and you have not given voting instructions to the broker, the broker may be prevented from voting shares on non-routine matters, resulting in a “broker non-vote.” Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is NOT voting on non-routine matters. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted in the tabulation of the voting results with respect to a particular proposal.

Revocability Of Proxies

Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Corio at or before the taking of the vote at the annual meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of Corio at or before the taking of the vote at the annual meeting or (iii) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to:

Corio, Inc.

959 Skyway Road, Suite 100

San Carlos, California 94070

Attention: Corporate Secretary

or hand-delivered to our Corporate Secretary at or before the taking of the vote at the annual meeting.

Solicitation of Proxies

The solicitation of proxies will be conducted by mail, and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the annual meeting to beneficial owners of our common stock. We may conduct further solicitation personally, by telephone or by facsimile through our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

Stockholder Proposals

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws. Stockholder proposals that are intended to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2005 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934 must be received by us no later than December 13, 2004 to be considered for inclusion.

CORIO, INC.	PROXY STATEMENT

If a stockholder intends to submit a proposal or nomination for director for our 2005 Annual Meeting of Stockholders that is not to be included in our Proxy Statement and form of Proxy relating to this meeting, the stockholder must give us notice in accordance with the requirements set forth in our bylaws no later than December 13, 2004. Our bylaws require that certain information and acknowledgments with respect to the proposal and the stockholder making the proposal be set forth in the notice. A copy of the relevant bylaw provision is available upon written request to:

Corio, Inc.

959 Skyway Road, Suite 100

San Carlos, California 94070

Attention: Corporate Secretary

You can also access our SEC filings, including our Annual Report on Form 10-K/A, on our website at www.corio.com.

CORIO, INC.	PROXY STATEMENT

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to our bylaws, our Board of Directors can determine the authorized number of directors serving on our Board of Directors. Currently, the authorized number of directors is eight, but this number reduces to seven on May 12, 2004, the date of our annual meeting. One director will be elected at the annual meeting to serve as the Class 1 director until the 2007 Annual Meeting of Stockholders or until his respective successor is elected or appointed and qualified or until his earlier resignation or removal.

The Board has nominated Glenn Marschel for election as the Class 1 Director. Glenn Marschel is currently a director. Aneel Bhusri, the other current Class 1 Director, has determined not to stand for re-election and will permit his term as a director expire on May 12, 2004.

In the event Mr. Marschel is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that Mr. Marschel will be unable or unwilling to serve as a director, if elected. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of Mr. Marschel as the Class 1 Director.

Our Board of Directors and management wish to express their appreciation to Mr. Bhusri as well as to Ernest von Simpson and Sharon Garrett (other Board members who departed during 2003) for their contributions to Corio.

The following table sets forth certain information regarding our current directors and the director nominee to be elected at our 2004 Annual Meeting of Stockholders:

Name	Age	Position with Corio	Director Since
Class 1 Director to be elected at the 2004 Annual Meeting of Stockholders:
Glenn W. Marschel, Jr.	57	Director	2001

Class 2 Directors whose terms expire at the 2005 Annual Meeting of Stockholders:
Ted E. Schlein	40	Director	1998
George Kadifa	44	President, Chief Executive Officer, Chairman and Director	1999
Mark Forman	45	Director	2004

Class 3 Directors whose terms expire at the 2006 Annual Meeting of Stockholders:
George J. Still, Jr.	46	Director	1999
Randall P. Baker	60	Director	2003
Mark Hauser	43	Director	2003

Glenn W. Marschel, Jr. has served as a director since April 2001 and is chairman of the Audit Committee of the Board of Directors. Mr. Marschel has served as president and chief executive officer of NetNumber Inc., a telecommunications, technology and services company, since July 2000. Prior to joining NetNumber, from July 1998 to June 2000, he served as president and chief executive officer of Faroudja Inc, a video processing

CORIO, INC.	PROXY STATEMENT

company, and from August 1997 to June 1998, as executive chairman of Additech, Inc., a petrochemicals distribution company. From December 1995 to July 1997, he was president and chief executive officer of Paging Network Inc., a provider of wireless messaging services, and from March 1995 to December 1995, he served as vice chairman of First Financial Management Corporation, a company in the credit card transaction processing business. From 1972 to 1994, Mr. Marschel held various positions at Automatic Data Processing Inc, an information systems company, last serving as president of the employer services group. Mr. Marschel is a member of the board of directors of Sabre Holdings Corp. Mr. Marschel holds a B.S. in finance from the University of Missouri.

Ted E. Schlein has served as a director since September 1998 and is a member of the Compensation Committee and the Nominating and Governance Committee of the Board of Directors. Mr. Schlein is a general partner at Kleiner Perkins Caufield & Byers, which he joined in November 1996. From June 1986 to October 1996, Mr. Schlein served in a variety of executive positions at Symantec Corporation, a provider of Internet security technology and business management technology solutions, most recently as vice president, enterprise products. Mr. Schlein serves on the Board of Directors of several private companies, including Iron Planet, Linuxcare, Evant, Fortify, ArcSight and Ketera. Mr. Schlein holds a B.A. in economics from the University of Pennsylvania.

George Kadifa has served as our president, chief executive officer and as a director since August 1999. Prior to joining us, from August 1992 to August 1999, Mr. Kadifa was group vice president and later senior vice president of Industrial Sector Worldwide at Oracle Corporation, a supplier of software for information management. Mr. Kadifa holds a B.S. in electrical engineering from the American University of Beirut, an M.S. in electrical engineering from the California Institute of Technology and an M.B.A. from the Graduate School of Business at the University of Chicago.

Mark Forman has served as a director since January 2004. Mr. Forman has served as executive vice president of worldwide services at Cassatt Corporation, a software and technology services company, since August 2003. Prior to joining Cassatt, Mr. Forman was the administrator for the office of e-government and information technology for the United States federal government from June 2001 to August 2003. From November 2000 to June 2001, Mr. Forman served as vice president, e-business at Unisys Corporation, and from March 1997 to November 2000, Mr. Forman served as principal, global e-business at IBM. Mr. Forman holds a B.A. in economics from The Ohio State University and a M.A. in public policy from the University of Chicago.

George J. Still, Jr. has served as a director since May 1999 and is a member of the Audit Committee of the Board of Directors. Mr. Still is a general partner at Norwest Venture Partners, a venture capital firm, which he joined in October 1989, and is a managing partner of several partnerships of Norwest Venture Partners. Norwest was the sole venture investor in PeopleSoft. Mr. Still was a co-founder of PeopleMan and Verio. Mr. Still also serves as a director of several private companies including Ventaso, Inc. and Website Pros, Inc. Mr. Still received a B.S. from Pennsylvania State University and an M.B.A. from the Amos Tuck School at Dartmouth College.

Randall P. Baker has served as a director since November 2003 and is a member of the Compensation Committee of the Board of Directors. Mr. Baker has served as a member of the Board of Directors at Modernsoft, Inc., a financial software company, since February 2000 and the operating board of the Hibiscus Childrens Center since September 2003. Prior to that Mr. Baker was with the Oracle Corporation from March 1993 to February 2000, last serving as executive vice president of the worldwide support services division and as a member of the executive committee. Mr. Baker also worked at Tandem Computers and the IBM Corporation serving in technical and management roles for both corporations. Mr. Baker holds a B.A. with honors in psychology and business from the C.W. Post College of Long Island University and is a graduate of the IBM Systems Research Institute and the President’s Class at Harvard University.

CORIO, INC.	PROXY STATEMENT

Mark Hauser has served as a director since November 2003 and is a member of the Nominating and Governance Committee of the Board of Directors. Mr. Hauser is currently Managing Director of Hauser Technology Group LLC, a management consulting firm. From May 2000 to September 2003 he was a member of Cap Gemini Ernst & Young’s Global Management Committee and served as CEO of Cap Gemini Ernst & Young North America from June 2002 to July 2003. Prior to his appointment as CEO North America, Mr. Hauser served as Group Vice President, Global Sectors and Services Lines from June 2001 to June 2002 and as Group Vice President, Global Services Lines from May 2000 to June 2001. Mr. Hauser was with Ernst & Young from February 1990 to May 2000 and was a partner in Ernst & Young from October 1993 to May 2000 serving in a variety of senior management positions within Ernst & Young Consulting. Prior to Ernst & Young, Mr. Hauser was with Telxon Corporation, a manufacturer of handheld computer systems, and Price Waterhouse. Mr. Hauser holds a B.S. from Marquette University in accounting and an M.B.A. from Case Western Reserve Weatherhead School of Management.

Relationships Among Directors or Executive Officers

There are no family relationships among any of our directors or executive officers.

Vote Required and Recommendation

If a quorum is present and voting, the nominee receiving the highest number of votes will be elected to the board of directors. Abstentions and broker non-votes are not counted in the election of directors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION

OF MR. MARSCHEL AS A DIRECTOR.

CORIO, INC.	PROXY STATEMENT

PROPOSAL NO. 2

RE-APPROVAL OF 1998 STOCK PLAN

Our 1998 Stock Plan provides for the granting of incentive stock options to employees under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, and for the granting of nonstatutory stock options and stock purchase rights to employees, directors and consultants. Our Board of Directors and stockholders originally approved the 1998 Stock Plan in September 1998. Our Board of Directors and stockholders subsequently amended it in August 1999 and our Board of Directors also added an addendum in May 2003 to permit participation by employees of our Indian subsidiary. A copy of our 1998 Stock Plan, as amended and with the addendum, is attached as Appendix A.

Stockholder Proposal

We are asking our stockholders to approve the material terms of the 1998 Stock Plan, as amended and with the addendum, to preserve the corporate income tax deductions available to us pursuant to Internal Revenue Code Section 162(m). We are not seeking to amend any terms of our 1998 Stock Plan.

Section 162(m) generally disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in this proxy statement unless such compensation is “performance-based.” For purposes of Section 162(m), compensation includes cash compensation, income arising from the exercise of nonstatutory stock options, and disqualifying dispositions of incentive stock options. We are asking our stockholders to approve the terms of the 1998 Stock Plan in its existing form so that income recognized by certain executive officers from the exercise of options granted pursuant to the 1998 Stock Plan will be considered “performance-based” compensation and may be deducted by us for federal income tax purposes, even if such compensation exceeds $1.0 million in a single year.

In general, it is our policy to qualify, to the maximum extent possible, our executives’ compensation for deductibility under applicable tax laws. Options granted under the 1998 Stock Plan are generally designed to qualify as “performance-based” compensation within the meaning of Section 162(m). However, for these options to continue to qualify as “performance-based” compensation under Section 162(m), our stockholders must approve the material terms of the 1998 Stock Plan at the annual meeting.

We believe that we must retain the flexibility to respond to changes in the market for top executives and offer compensation packages that are competitive with those offered by others in our industry. In the event we are motivated by competitive forces to offer compensation in excess of $1.0 million to executive officers, our Board of Directors believes it would be in our best interests and those of our stockholders to be able to deduct such compensation for federal income tax purposes.

CORIO, INC.	PROXY STATEMENT

1998 Stock Plan Summary

General.    Options granted under the 1998 Stock Plan may be incentive stock options or nonstatutory stock options. Stock Purchase Rights, or SPRs, may also be granted under the 1998 Stock Plan. The purposes of the 1998 Stock Plan are to:

•	attract and retain the best available personnel for positions of substantial responsibility;

•	provide additional incentive to employees, directors and consultants; and

•	promote the success of Corio’s business.

As of December 31, 2003, there were a total of 28,152,206 shares authorized under the 1998 Stock Plan and 5,205,887 shares available for grant under the 1998 Stock Plan. In addition, the 1998 Stock Plan provides for automatic annual increases each year in the number of shares reserved for issuance under the plan, in an amount each year equal to the lesser of:

•	6% of the outstanding shares on such date;

•	6,000,000 shares; and

•	such lesser amount as may be determined by the Board of Directors.

Eligibility.    Our 1998 Stock Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Code and for the granting to employees, directors and consultants of nonstatutory stock options and stock purchase rights, or SPRs. Unless terminated sooner, the 1998 Stock Plan will automatically terminate in 2008.

Administration.    The 1998 Stock Plan may be administered by our Board of Directors or a committee of the board, referred to as the administrator, which shall, in the case of options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, consist of two or more “outside directors” within the meaning of Section 162(m) of the Code. The administrator has the power to, among other actions, determine the terms of the options or SPRs granted, including the exercise price, the number of shares subject to each option or SPR, the exercisability thereof, and the form of consideration payable upon such exercise. In addition, the Board of Directors has the authority to amend, suspend or terminate the 1998 Stock Plan, provided that no such action may impair the rights of any holder of an outstanding option or SPR granted under the 1998 Stock Plan unless mutually agreed by the holder and the administrator.

Limitations.    No employee, director or consultant shall be granted, in any fiscal year, options or rights to purchase more than 1,500,000 shares of common stock in any fiscal year, except in connection with his or her initial service, an employee, director or consultant may be granted an option to purchase up to an additional 1,500,000 more shares of common stock.

Term.    The term of each option shall be stated in the respective option agreement, up to a maximum of ten years from the date of grant for incentive stock options. In the case of an incentive stock options granted to an optionee who, at the time the incentive stock option is granted, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the company or any parent or subsidiary, the term of the incentive stock option shall be five years from the date of grant or such shorter term as may be provided in the option agreement.

Exercise Price.    The exercise price of all incentive stock options must be no less than 110% of the fair market value per share on the date of the grant for employees who own stock representing more than 10% of the voting power of all classes of our stock, and for all other employees the exercise price must be at least equal to

CORIO, INC.	PROXY STATEMENT

the fair market value of the common stock on the date of grant. The exercise price of nonstatutory stock options and SPRs granted under the 1998 Stock Plan is determined by the administrator. With respect to nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the exercise price must be no less than 110% of the fair market value per share on the date of the grant for service providers who own stock representing more than 10% of the voting power of all classes of our stock, and for all other service providers the exercise price must be no less than 85% of the fair market value of the common stock on the date of grant.

Forms of Consideration.    The means of payment for shares issued upon exercise of an option are specified in each option agreement. The 1998 Stock Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercise, reduction in the amount of any outstanding liability we have to the optionee, any combination of the above, or such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws.

Termination of Relationship.    If an optionholder’s status as a service provider to the company terminates other than upon death or disability, the optionholder may exercise his or her option within such period of time specified in the option agreement to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement). In the absence of a time specified in the option agreement, the option shall remain exercisable for three months following the optionholder’s termination. To the extent that the optionee was not entitled to exercise an option on the date of termination, or to the extent the optionee does not exercise the option before its expiration, the option shall terminate and all shares covered by the option shall revert to the 1998 Stock Plan. In the case of SPRs, unless the administrator determines otherwise, the restricted stock purchase agreement shall grant the company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s services with the company for any reason including death or disability. The purchase price for shares repurchased under the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option shall lapse at a rate determined by the administrator.

Death or Disability.    In the event an optionee’s status as a service provider terminates as a result of death or disability, the optionee (or the optionee’s estate or person who acquired the right to exercise the option by bequest or inheritance) may exercise the option but only within twelve months (or such other period as is specified in the option agreement) following the date of such termination, and only to the extent the optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of the option’s term). To the extent that the optionee was not entitled to exercise an option on the date of such termination, or if he or she (or if the optionee’s estate or person who acquired the right to exercise such option) does not exercise such option before its expiration, the option shall terminate, and all shares covered by the option shall revert to the 1998 Stock Plan.

Nontransferability.    Unless determined otherwise by the administrator, options and SPRs granted under the 1998 Stock Plan are not transferable by the optionee other than by will or by the laws of descent or distribution, and each option and SPR is exercisable during the lifetime of the optionee only by the optionee.

Adjustments Upon Changes in Capitalization; Merger.    In the event that our capitalization changes by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of common stock or similar change in our capital structure, appropriate adjustments shall be made in the number of shares authorized for issuance under the 1998 Stock Plan but as to which no options or SPRs have yet been granted or which have been returned to the 1998 Stock Plan upon cancellation or expiration of an option or SPR, the number of shares of stock subject to any option or SPR outstanding under the 1998 Stock Plan, and the exercise price of any such outstanding option or right.

CORIO, INC.	PROXY STATEMENT

The 1998 Stock Plan provides that in the event of a merger with or into another corporation or a sale of substantially all of our assets, each option or right shall be assumed or an equivalent option or right substituted by the successor corporation. If the outstanding options or rights are not assumed or substituted, the administrator shall notify the optionee that the option or SPR will be fully exercisable as to all of the optioned stock, including shares as to which it would not otherwise be exercisable for a period of at least fifteen days from the date of notice, and that the option or SPR will terminate upon the expiration of such period.

Amendment and Termination of the Plan.    Our Board of Directors may at any time amend, alter, suspend or terminate the 1998 Stock Plan, provided, however, we will obtain stockholder approval of any amendment to the extent necessary and desirable to comply with applicable laws. No such action by the Board of Directors or stockholders may impair the rights of any optionee with respect to an option previously granted under the 1998 Stock Plan without agreement between the optionee and Corio.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the annual meeting will be required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE RE-APPROVAL OF OUR 1998 STOCK PLAN.

CORIO, INC.	PROXY STATEMENT

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Audit Committee has appointed KPMG LLP, independent auditors, to audit our financial statements for the fiscal year ending December 31, 2004. This appointment is being presented to our stockholders for ratification at our annual meeting.

Before selecting KPMG LLP as our independent auditors for fiscal year 2004, our Audit Committee carefully considered KPMG LLP’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established and its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s rules on auditor independence, including the nature and extent of non-audit services, to ensure that KPMG LLP’s independence will not be impaired. The Audit Committee expressed its satisfaction with KPMG LLP in all of these respects.

KPMG LLP has been conducting independent audits of our financial statements since March 2000. Representatives of KPMG LLP are expected to be present at our annual meeting. They will have the opportunity to address the audience at the meeting, and will be available to answer appropriate questions from stockholders.

Audit Fees

The following table summarizes the approximate aggregate fees billed to us by KPMG LLP for the audit of our annual financial statements for fiscal 2003 and 2002 and fees billed for audit-related services, tax services and all other services rendered by KPMG LLP for these periods:

Type of Fees	Fiscal Year 2002	Fiscal Year 2003
Audit Fees(1)	$238,000	$265,000
All Other Fees:
Audit-Related Fees(2)	63,000	27,700
Tax Fees(3)	83,000	34,000
All Other Fees(4)	0	0

Total Fees	$384,000	$326,700

(1)	Audit Fees — These are fees for professional services performed by KPMG LLP for the audit of our annual financial statements and the review of our quarterly of financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees — These are fees for assurance and related services performed by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements. For 2002 and 2003, this consisted primarily of assistance in connection with SEC filings and various accounting consultations.

(3)	Tax Fees — These are fees for professional services performed by KPMG LLP with respect to tax compliance, tax advice and tax planning.

(4)	All Other Fees — These are fees for permissible services performed by KPMG LLP that do not fall within the above categories. For 2003 and 2002, there were no fees charged by KPMG LLP that would fall into this category.

The Audit Committee reviewed and approved all non-audit fees for services provided by KPMG LLP and has determined that KPMG LLP’s provision of such non-audit services to us during fiscal 2003 is compatible with and did not impair KPMG LLP’s independence. The Audit Committee’s current practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent auditors.

CORIO, INC.	PROXY STATEMENT

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the annual meeting will be required to approve this proposal.

Stockholder ratification of the selection of KPMG LLP as our independent auditors is not required by our bylaws or other applicable legal requirement. However, our Board of Directors is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG LLP as our independent auditors. Even if the selection is ratified, our Audit Committee, at its discretion, may direct the appointment of a different firm to act as our independent auditors at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF KPMG LLP AS OUR INDEPENDENT AUDITORS.

CORIO, INC.	PROXY STATEMENT

CORPORATE GOVERNANCE

Board of Directors and Committee Meetings

Our Board of Directors held seven meetings during 2003 and approved items by written consent a total of three times. Each of our directors attended at least 75% of the meetings of the Board and the committees on which he serves in 2003, except that Mr. Bhusri attended approximately 62% of the Audit Committee meetings. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve, and are also invited to attend our Annual Meeting of Stockholders.

The Board currently has three committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee.

Board Committees

Committee	Current Members	Principal Committee Functions		Meetings Held in Fiscal 2003
Audit	Glenn W. Marschel Jr. (Chair) Aneel Bhusri George J. Still, Jr.	•	Oversee our accounting and financial reporting processes and audits of our financial statements	13
		•	assist the Board in the oversight and monitoring of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of our internal audit function and our independent auditors

		•	review and pre-approve any audit and non-audit services

		•	review and approve our Code of Business Conduct and Ethics

		•	establish procedures for receiving, retaining and treating complaints regarding accounting, internal accounting controls or auditing matters.

Compensation	Ted E. Schlein Randy Baker	•	review and recommend to the Board of Directors the compensation and benefits of all of our officers and directors, including stock compensation	1

		•	establish and review general policies relating to the compensation and benefits of our employees

Nominating and Governance	Mark Hauser Ted E. Schlein	•	establishes general qualification guidelines for nominees to the Board of Directors	None (established in 2004)
		•	identify, interview and recommend persons meeting such guidelines to serve as members of the Board of Directors

		•	review and make recommendations to the Board of Directors regarding corporate governance matters

CORIO, INC.	PROXY STATEMENT

Independence of Committee Members

None of the members of our Audit Committee, our Compensation Committee and our Nominating and Governance Committee is an employee of Corio and all of them are independent within the meaning of the rules of the SEC and the listing standards of the NASDAQ National Market. The Board has determined that Mr. Still is an “audit committee financial expert” within the meaning of the SEC rules.

Policy for Director Recommendations and Nominations

The Nominating and Governance Committee was established in 2004 and considers candidates for Board membership suggested by Board members, management, stockholders of Corio and other sources. It is the policy of our Nominating and Governance Committee to consider recommendations for candidates to the Board of Directors from stockholders who have held not less than 250,000 shares for at least twelve (12) months prior to the date of the submission of the recommendation. The Nominating and Governance Committee will consider persons recommended by Corio’s stockholders in the same manner as a nominee recommended by the Board of Directors, individual Board members or management.

A stockholder may also nominate a person directly for election to the Board of Directors at an Annual Meeting of our Stockholders provided they meet the requirements set forth in our bylaws related to stockholder proposals.

Where the Nominating and Governance Committee has either identified a prospective nominee or determines that an additional or replacement director is required, the Nominating and Governance Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Committee, the Board or management. In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Nominating and Governance Committee considers a number of factors, including the following:

•	The current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board

•	Such factors as judgment, independence, character and integrity, area of expertise, diversity of experience, length of service, and potential conflicts of interest

The Nominating and Governance Committee has also specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board:

•	The highest personal and professional ethics and integrity

•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment

•	Skills that are complementary to those of the existing Board

•	The ability to assist and support management and make contributions to Corio’s success

•	An understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities

After completing the evaluation and review, the Nominating and Governance Committee makes a recommendation to the full Board as to the persons who should be nominated to the Board, and the Board determines and approves the nominees after considering the recommendation and report of the Nominating and Governance Committee.

CORIO, INC.	PROXY STATEMENT

Director Independence

In January 2004, the Board undertook a review of the independence of its directors and considered whether any director had a material relationship with Corio or its management that could compromise their ability to exercise independent judgment in carrying out his responsibilities pursuant to the corporate governance standards of The NASDAQ Stock Market. As a result of this review, the Board affirmatively determined that Randy Baker, Aneel Bhusri, Mark Forman, Mark Hauser, Glenn Marschel, Ted Schlein and George Still (which are all of the current directors of Corio, with the exception of George Kadifa, our President and Chief Executive Officer) are independent of Corio and its management under the corporate governance standards of The NASDAQ Stock Market.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to all of our employees, officers and directors, including our senior executive and financial officers. This Code is intended to deter wrongdoing and promote ethical conduct among our directors, executive officers and employees. The Code of Business Conduct and Ethics is available on our corporate website. We intend to post amendments to or waivers from the Code of Business Conduct and Ethics on our website or as otherwise required by the rules of the NASDAQ National Market.

Stockholder Communications to Directors

Stockholders may communicate directly with the non-management directors of Corio by sending an email to our General Counsel at generalcounsel@corio.com. Our General Counsel will monitor these communications and will ensure that appropriate summaries of received messages are provided to the Board of Directors at its regularly scheduled meetings. Where the nature of a communication warrants, our General Counsel may decide to obtain the more immediate attention of the appropriate committee of the Board of Directors or a non-management director, or Corio’s management or independent advisors, as our General Counsel considers appropriate.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2003, our Compensation Committee consisted of Messrs. Schlein and von Simson (until Mr. von Simson’s resignation). No interlocking relationship exists between any member of our Board of Directors or Compensation Committee and any member of the Board of Directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. Neither member of the Compensation Committee is or was formerly an officer or an employee of us or our subsidiaries.

Compensation of Directors

Directors currently do not receive any cash compensation from us for their services as members of our Board of Directors, although members are reimbursed for expenses in connection with attendance at board and committee meetings. Directors are eligible to participate in our 1998 Stock Plan and 2001 Nonstatutory Stock Option Plan. We have granted options to purchase 100,000 shares of our common stock to all non-employee members of our Board of Directors. The exercise price of all such options is equal to the fair market value of our common stock on the date of grant. All such options vest over four years, and vesting is subject to acceleration upon certain change in control events.

CORIO, INC.	PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 28, 2004 by:

•	each stockholder known by us to beneficially own more than 5% of our common stock;

•	each of our directors, including director nominees;

•	each of our Named Executive Officers, as determined in accordance with SEC rules; and

•	all of our directors and executive officers as a group, including director nominees.

Beneficial ownership is determined based on the rules of the SEC. Percent of beneficial ownership is based upon 62,653,989 shares of our common stock outstanding as of February 28, 2004. The column captioned “Number of Shares Beneficially Owned” includes, if applicable to an individual or entity stockholder, shares of restricted stock that are subject to a right of repurchase by us. The column caption “Number of Shares Owned” includes the number of shares of common stock owned outright. The column captioned “Number of Shares Underlying Options” includes the number of shares of common stock subject to options that are exercisable as of February 28, 2004 or that will become exercisable on or before April 29, 2004 (60 days subsequent to February 28) and include “out of the money” options; however, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The column caption “Total Number of Shares Owned” includes the number of shares of common stock owned outright plus those shares beneficially owned, underlying options (i.e., the sum of the first two columns). The address for those individuals for which an address is not otherwise provided is c/o Corio, Inc., 959 Skyway Road, Suite 100, San Carlos, California 94070. Unless otherwise indicated, we believe the stockholders listed below have sole voting or investment power with respect to all shares listed beside each stockholder’s name, subject to applicable community property laws.

Beneficial Owners	Number of Shares Owned	Number of Shares Underlying Options	Total Number of Shares Owned	Percent of Shares Beneficially Owned (%)
5% Stockholders:
Entities affiliated with Kleiner Perkins Caufield & Byers(1) 2750 Sand Hill Road Menlo Park, CA 94025	11,524,614	—	11,524,614	18.39%

Norwest Venture Partners VII(2) 525 University Avenue, Suite 800 Palo Alto, CA 94301-1922	4,198,462	—	4,198,462	6.70%

Entities affiliated with Greylock IX Limited Partnership(3) 880 Winter Street Waltham, MA 94022	3,303,928	—	3,303,928	5.27%

Directors and Named Executive Officers:
George Kadifa(4)	1,562,268	2,917,602	4,479,870	6.83%
Ted Schlein(5)	11,524,614	—	11,524,614	18.39%
George J. Still, Jr.(6)	4,198,462	—	4,198,462	6.70%
Randy Baker	15,000	—	15,000	*
Aneel Bhusri(7)	3,305,689	—	3,305,689	5.28%
Mark Hauser	—	—	—	*
Glen W. Marschel, Jr.	82,300	75,000	157,300	*
Mark Forman	—	—	—	*
Brett White	—	180,000	180,000	*
Sal Jamil	400,027	506,652	906,679	1.44%
Parmeet Chaddha	263,134	621,567	884,701	1.40%
John Ottman	645,794	545,718	1,191,512	1.89%

All executive officers and directors (as a group (12) persons)	21,997,288	4,846,539	26,843,827	39.77%

CORIO, INC.	PROXY STATEMENT

*	Less than 1% of the outstanding shares of common stock.

(1)	Information with respect to the number of shares beneficially owned is based solely on the Schedule 13G filed with the SEC by Kleiner Perkins Caufield & Byers on February 14, 2001. The number of shares beneficially owned consists of 5,762,308 shares held by KPCB Java Fund, L.P., 5,184,572 shares held by Kleiner Perkins Caufield & Byers VIII, L.P., 300,234 shares held by KPCB VIII Founders Fund, L.P., and 277,500 shares held by KPCB Information Sciences Fund Zaibatsu Fund II, L.P. Ted Schlein is a member of our Board of Directors and is a general partner of Kleiner Perkins Caufield & Byers. Mr. Schlein disclaims beneficial ownership of the shares held by the funds affiliated with Kleiner Perkins Caufield & Byers except to the extent of his pecuniary interest therein. The following natural persons exercise voting and/or dispositive powers for the shares held by KPCB Information Science Zaibatsu Fund II, L.P.: Brook Byers, John Doerr, Vinod Khosla, Joseph Lacob, Kevin Compton, W.S. McKinsey and William Hearst. The following natural persons exercise voting rights and/or dispositive powers for the shares held by the KPCB Java Fund, L.P., Kleiner Perkins Caufield & Byers VIII, L.P. and Kleiner Perkins Caufield & Byers Founders Fund, L.P.: Brook Byers, John Doerr, James Lally, Floyd Kvamme, Vinod Khosla, Joseph Lacob, Bernard Lacroute, Kevin Compton, W.S. McKinsey and William Hearst.

(2)	Information with respect to the number of shares beneficially owned is based solely on the Schedule 13G filed with the SEC by Norwest Venture Partners VII on February 1, 2001. George J. Still, Jr. is a member of our Board of Directors and a general partner of Norwest Venture Partners VII. Mr. Still disclaims beneficial ownership of the shares held by the funds affiliated with Norwest Venture Partners VII except to the extent of his pecuniary interest therein. The following natural persons exercise voting and/or dispositive powers for the shares held by Norwest Venture Partners VII: John P. Whaley, Itasca VC Partners VII LLP, George Still, Jr. and Promod Hague.

(3)	Includes 2,863,615 shares beneficially owned by Greylock IX Limited Partnership (which information is based solely on the Schedule 13G filed with the SEC by Greylock IX Limited Partnership on February 11, 2004), 428,379 shares beneficially owned by Greylock XI Limited Partnership, and 11,934 shares beneficially owned by Greylock XI-A Limited Partnership (collectively, the “Greylock Funds”). Mr. Bhusri is a member of our Board of Directors and a general partner of the Greylock Funds. Mr. Bhusri disclaims beneficial ownership of the shares held by the Greylock Funds except to the extent of his pecuniary interest therein. The following natural persons exercise voting and/or dispositive powers for the shares held by Greylock IX Limited Partnership: William W. Helman and William S. Kaiser. The general partner of both Greylock XI Limited Partnership and Greylock XI-A Limited Partnership is Greylock XI GP Limited Partnership. The following natural persons exercise voting and/or dispositive powers for Greylock XI GP Limited Partnership: William W. Helman and Mr. Bhusri.

(4)	Includes 50,000 shares held in trust for the benefit of Mr. Kadifa’s children.

(5)	Includes shares held by Kleiner Perkins Caufield & Byers and affiliated entities and individuals. Mr. Schlein is a general partner of Kleiner Perkins Caufield & Byers.

(6)	Includes shares held by Norwest Venture Partners VII as affiliated entities and individuals. Mr. Still is a general partner of Norwest Venture Partners VII.

(7)	Includes 3,303,928 shares held by Greylock Funds of which Mr. Bhusri is a general partner. Mr. Bhusri holds 1,761 shares directly and has voting and dispositive power with respect to such shares.

CORIO, INC.	PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth certain information concerning compensation of (i) each person that served as our chief executive officer during our last fiscal year and (ii) the four other most highly compensated executive officers during the last fiscal year (collectively, the “Named Executive Officers”):

	Annual Compensation				Long Term Compensation
					Securities Underlying Options/ SARs(#)
Name and Principal Position	Year	Salary($)		Bonus($)
George Kadifa Chairman, President and Chief Executive Officer	2003 2002 2001	200,000 258,333 300,000		979 — 25,000	311,729 466,026 1,250,000	(1)

Brett White(2) Executive Vice President, Chief Financial Officer	2003 2002 2001	200,000 36,410 —		979 — —	— 460,000 —

Parmeet Chaddha Senior Vice President, Corio Technologies	2003 2002 2001	200,000 229,167 219,034		979 — 25,313	36,729 113,355 200,000	(1)

Sal Jamil Executive Vice President, Chief Operating Officer	2003 2002 2001	228,341 232,500 250,000	(3)	979 — 80,125	86,729 182,821 400,000	(1)

John B. Ottman Executive Vice President, Worldwide Markets	2003 2002 2001	200,000 215,000 220,000		979 — 52,500	111,729 146,538 400,000	(1)

(1)	Represents stock acquired pursuant to the exercise of stock purchase rights.

(2)	Mr. White joined the company in October 2002.

(3)	Includes $28,341 paid for mortgage assistance related to Mr. Jamil’s residence based on the February 2002 mortgage assistance agreement between Mr. Jamil and Corio.

CORIO, INC.	PROXY STATEMENT

Option Grants in Last Fiscal Year

The following table provides certain information with respect to stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2003. In addition, as required by the Securities and Exchange Commission rules, the table sets forth the potential realizable value over the term of the option (the period from the date of grant to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock value. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options/ SARs Granted	Percentage of Total Options/SARs Granted to Employees in Fiscal Year(1)	Exercise or Base Price ($/Share)	Expiration Date
Officer					5%	10%
George Kadifa	311,729	6.55%	$0.78	3/6/13	$157,993	$395,602
Brett White(3)	—	—	—	—	—	—
Parmeet Chaddha	36,729	0.77%	$0.78	2/10/13	$18,607	$46,584
Sal Jamil	86,729	1.82%	$0.78	3/6/13	$43,957	$110,064
John B. Ottman	111,729	2.35%	$0.78	3/6/13	$56,627	$141,790

(1)	Based on an aggregate of approximately 4,757,237 options and stock purchase rights granted to employees in fiscal year 2003.

(2)	Based on appreciation from the fair market value per share at the date of grant, which is the same as the exercise price per share.

(3)	Mr. White joined the company in October 2002 and was awarded an option grant upon joining the company.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during fiscal year 2003, including the aggregate value of gains on the date of exercise. In addition, the table sets forth the number of shares covered by stock options as of December 31, 2003, and the value of “in-the-money” stock options, which represent the positive spread between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 2003.

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003(1)		Value of Unexercised In-the-Money at December 31, 2003(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
George Kadifa	—	—	2,674,238	2,163,492	$5,498,630	$1,113,278
Brett White	—	—	146,666	313,334	309,465	661,135
Parmeet Chaddha	—	—	582,717	454,865	444,572	236,562
Sal Jamil	—	—	452,869	641,681	567,932	369,919
John B. Ottman	—	—	445,270	787,997	105,657	377,146

(1)	Includes all unexercised options at December 31, 2003, including any out-of-the-money options in addition to in-the-money options.

(2)	Calculated by determining the difference between the fair market value of the securities underlying the option at December 31, 2003 ($2.74 per share) and the exercise price of the Named Executive Officers’ respective options.

CORIO, INC.	PROXY STATEMENT

Employment Agreements and Change in Control Arrangements

As of the end of fiscal 2003, we had entered into standard offer letters for at-will employment with each of our executive officers. Furthermore, we have change in control agreements in place with certain of our executive officers that provide that, in the event we terminate the individual’s employment within one year following a change in control, the individual would be entitled to an additional year of vesting of options. Our change in control agreements with each of Messrs. Kadifa and White provide that, in the event we terminate such individual’s employment within one year following a change in control, he would become entitled to accelerated vesting of the greater of an additional year of vesting of his options and vesting of one-half of his unvested options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of our common stock. Reporting Persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports or representations from certain Reporting Persons, we believe that during the fiscal year ended December 31, 2003, all Reporting Persons complied with all applicable filing requirements.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2003 about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans, including our 1998 Stock Plan, Employee Stock Purchase Plan 2000 and 2001 Nonstatutory Stock Option Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders(1)	16,337,968	(3)	$1.90	(3)	7,243,013	(4)
Equity compensation plans not approved by security holders(2)	865,923		$1.13		617,483

Total	17,203,891		$1.86		7,860,496

(1)	Information is provided with respect to our 1998 Stock Plan and Employee Stock Purchase Plan 2000.

(2)	Information is provided with respect to our 2001 Nonstatutory Stock Option Plan.

(3)	We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the Employee Stock Purchase Plan 2000 or the weighted average exercise price of outstanding rights under the Employee Stock Purchase Plan 2000. The Employee Stock Purchase Plan 2000 provides that shares of our common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock at the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower.

(4)	This number includes 5,205,887 shares available for future issuance under our 1998 Stock Plan and 2,037,126 shares available for future issuance under the Employee Stock Purchase Plan 2000 as of December 31, 2003.

CORIO, INC.	PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In February 2002, we provided a $250,000, five year, 4.63% interest-bearing loan to Sal Jamil, our executive vice president, chief operating officer, to assist Mr. Jamil in purchasing a primary residence. The loan is secured by shares of our common stock owned by Mr. Jamil. Mr. Jamil executed a promissory note committing to repay the loan in full at the end of the five year term. We have also agreed to pay Mr. Jamil up to $45,000 per year in mortgage assistance related to his primary residence. In fiscal 2003 we paid $28,341 to Mr. Jamil in mortgage assistance.

We have entered into standard offer letters for at-will employment with each of our executive officers. Furthermore, we have agreements in place with certain executive officers under which such executive officers are entitled to receive certain vesting acceleration benefits in the event their employment is terminated within one year of a change in control transaction (such as a merger or sale of Corio). See “Employment Agreements and Change in Control Arrangements” on page 20 for a further description of such agreements.

CORIO, INC.	PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of our Board of Directors was formed in January 2000 and currently consists of Messrs. Bhusri, Marschel and Still, each of whom meets the independence and experience requirements of the National Association of Securities Dealers. Mr. Marschel serves as chairman of the Audit Committee, and the Board has determined that Mr. Still is an “audit committee financial expert” within the meanings of Item 401(h) of Regulation S-K. The Audit Committee operates under a written charter. During the 2002 and 2004 fiscal years, the Audit Committee reviewed its charter and determined that certain amendments would be appropriate in consideration of the provisions of the Sarbanes-Oxley Act and related SEC rules and NASD proposals. In March 2004, the Board of Directors approved an amended and restated charter for the Audit Committee in the form attached hereto as Appendix B.

The Audit Committee oversees a comprehensive system of internal controls to ensure the integrity of our financial statements and our compliance with legal and regulatory requirements. Among the Audit Committee’s responsibilities is the monitoring of our internal accounting policies and procedures, reviewing with our independent auditors and management our annual audited financial statements and quarterly unaudited financial statements, and reviewing and approving any proposed transactions with a related party.

The Audit Committee is also responsible for reviewing the procedures of management for the design, implementation and maintenance of our system of disclosure controls and procedures. The Audit Committee meets periodically with our management, independent auditors and legal counsel to review such disclosure controls and procedures, and it has established a Disclosure Committee to ensure that material information is made known to management, particularly during the preparation of periodic reports, and to assist management in the design, implementation and maintenance of our disclosure controls and procedures. The Audit Committee has also adopted a written policy that is intended to encourage our employees to bring to the attention of management any complaints regarding the integrity of our internal financial controls or the accuracy or completeness of financial or other information related to our financial statements.

Consistent with policies adopted by the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and terminating the services of our independent auditors. The Audit Committee reviews and provides guidance to our independent auditors with respect to their external audit, and pre-approves all audit and non-audit services provided by our independent auditors in accordance with applicable regulatory requirements.

In accordance with its oversight responsibility, the Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2003. KPMG LLP, our independent auditors, issued their unqualified report dated January 26, 2004 on our financial statements.

The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by SAS No. 61, Communication with Audit Committees. The Audit committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG LLP its independence, including whether KPMG LLP’s provision of non-audit services is compatible with its independence.

Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that our audited financial statements for the year ended December 31, 2003 be included in our Annual Report on Form 10-K/A for the fiscal year then ended.

CORIO, INC.	PROXY STATEMENT

Respectfully submitted by:

THE AUDIT COMMITTEE

Glenn W. Marschel, Jr. (Chair)

Aneel Bhusri

George J. Still, Jr.

CORIO, INC.	PROXY STATEMENT

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of our Board of Directors was formed in January 2000 and currently consists of Messrs. Schlein and Baker. Decisions concerning the compensation of our executive officers are made by the Compensation Committee and may be reviewed periodically by the full Board of Directors (excluding any interested director). Policies concerning the terms of the 1998 Stock Plan, the 2001 Nonstatutory Stock Option Plan, and the Employee Stock Purchase Plan 2000 are determined by the Compensation Committee or the full Board of Directors.

During the 2002 fiscal year, the Compensation Committee reviewed its charter and determined that certain amendments would be appropriate in consideration of the provisions of the Sarbanes-Oxley Act and related SEC rules and NASD proposals. Upon the recommendation of the Compensation Committee, in January 2003, the Board of Directors approved an amended and restated charter for the Compensation Committee.

Executive Officer Compensation Programs

The objectives of the executive officer compensation programs are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills through competitive base salary, annual cash bonus incentives and long-term incentive compensation in the form of stock options.

The executive compensation policies adopted by the Compensation Committee are intended to combine competitive levels of compensation and rewards for above-average performance and to align relative compensation with the achievements of key business objectives and maximization of stockholder value. The Compensation Committee believes that stock option grants to management are beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

Base Salaries.    Salaries for our executive officers are determined primarily on the basis of the executive officer’s responsibility, general salary practices of comparable companies as illustrated, for example, in independent industry reports, and the officer’s individual qualifications and experience. Of the twelve companies included in the Bloomberg US Internet Application Software Index included in our Stock Performance Graph on page 26, compensation information related to five of those companies was included in an industry report upon which we relied. We determined that the comparable companies that we analyzed provided sufficient comparable data, and it was unnecessary to compare compensation data from all companies in the Bloomberg US Internet Application Software Index. We primarily compared compensation data from companies that had comparable annual revenue levels to Corio, comparing compensation data from over 200 companies with a comparable range of annual revenue as listed in industry reports and in public filings. Based on our focus on conserving cash, we set a maximum annual salary level of $200,000 for our executive officers, although, in addition to this, Sal Jamil also received $28,341 in mortgage assistance in 2003. The base salaries of our executive officers are reviewed annually and may be adjusted in accordance with certain criteria, including individual performance, the functions performed by the executive officer, the scope of the executive officer’s on-going duties, competitive pay practices and our financial performance. The weight given each such factor may vary from individual to individual. Based on surveys, the base salaries for all of our executive officers in 2003 were at or very close to the approximate median of the base salary range for other executive officers in comparable positions at comparable companies, except for Mr. Jamil’s salary which, including his mortgage assistance, is significantly lower than the base salary range for chief operating officers at comparable companies.

Incentive Bonuses.    The Compensation Committee believes that a cash incentive bonus plan can serve to motivate our executive officers and management to address annual performance goals by establishing more immediate measures for performance than those reflected in the appreciation in value of stock options. However, based on our focus on conserving cash, no cash bonus program was implemented for 2003 except that a bonus of $979 per employee was granted to all of our U.S. employees. Each executive officer received this bonus.

CORIO, INC.	PROXY STATEMENT

Stock Option Grants.    Stock options and/or restricted stock purchase rights are granted to executive officers under the 1998 Stock Plan and 2001 Stock Plan. Because of the direct relationship between the value of an option or stock and the stock price, the Compensation Committee believes that options and stock motivate executive officers to manage in a manner that is consistent with our stockholder’s interests. Stock option and restricted stock grants are intended to focus the attention of the recipient on our long-term performance, which we believe results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earning potential. The Compensation Committee from time to time evaluates and considers our compensation policies and the terms around option grants, specifically with respect to the basis for issuance of the options and stock and the vesting schedules of awards. The principal factors considered in granting stock options and stock to our executive officers are prior performance, level of responsibility, other compensation and the executive officer’s ability to influence our long-term growth and profitability. However, the 1998 Stock Plan and 2001 Stock Plan do not provide any quantitative method for weighting these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance.

Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code disallows a deduction by us for certain compensation exceeding $1 million paid to our CEO and the four other most highly compensated executive officers, excluding, among other things, certain performance based compensation. Because the compensation figures for these officers have not approached this limit, the Compensation Committee has not had to use any of the available exemptions from the deduction limit. However, the 1998 Stock Plan is designed to qualify any compensation realized by these officers from the exercise of an option as performance-based compensation. The Compensation Committee remains aware of the existence of Section 162(m) limitations and the available exemptions, and it will address the issue of deductibility when and if circumstances warrant the use of such exemptions in addition to the exemption contemplated under the 1998 Stock Plan.

Chief Executive Officer Compensation

The compensation of our chief executive officer is reviewed annually on the same basis as discussed above for all executive officers. Mr. Kadifa’s compensation for the fiscal year ended December 31, 2003 was $200,000. During fiscal 2003, we implemented a general bonus program for employees based on our financial performance, and, consistent with this, Mr. Kadifa was awarded a bonus of $979. This same bonus was awarded to each employee. Mr. Kadifa’s base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size and based on industry reports and then taking into consideration Corio’s focus on conserving cash. Based on surveys, the base salary offered to Mr. Kadifa in 2003 is significantly lower than the approximate median of the base salary range for other chief executive officers of companies with comparable revenue levels to Corio.

Respectfully submitted by:

THE COMPENSATION COMMITTEE

Randall Baker

Ted Schlein

CORIO, INC.	PROXY STATEMENT

STOCK PERFORMANCE GRAPH

The following graph compares the percentage change in the cumulative total stockholder return on our common stock from July 21, 2000, the date of our initial public offering, through the end of our fiscal year ended December 31, 2003, with the percentage change in the cumulative total return for the Nasdaq Composite Index and the Bloomberg US Internet Application Software Index. The comparison assumes an investment of $100 on July 21, 2000 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends. The stock performance shown on the graph below is not necessarily indicative of future price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN

AMONG CORIO, INC.,

THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX

AND BLOOMBERG US INTERNET APPLICATION SOFTWARE INDEX

Cumulative Total Return

	7/21/00	12/31/00	12/31/01	12/31/02	12/31/03
CORIO, INC.	100	14.71	8.43	5.36	19.58
NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX	100	60.33	47.50	32.44	48.86
BLOOMBERG US INTERNET APPLICATION SOFTWARE INDEX	100	32.12	12.22	3.71	5.20

CORIO, INC.	PROXY STATEMENT

OTHER MATTERS

Our Board of Directors knows of no other business that will be presented at the annual meeting. If any other business is properly brought before the annual meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

BOARD OF DIRECTORS

/s/ George Kadifa George Kadifa
Chairman of the Board,
President and Chief Executive Officer

April 12, 2004

San Carlos, California

APPENDIX A

CORIO, INC.

1998 STOCK PLAN

(as amended April 2000)

1.    Purposes of the Plan.    The purposes of this 1998 Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)  “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)  “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

(c)  “Board” means the Board of Directors of the Company.

(d)  “Code” means the Internal Revenue Code of 1986, as amended.

(e)  “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(f)  “Common Stock” means the common stock of the Company.

(g)  “Company” means Corio, Inc., a Delaware corporation.

(h)  “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(i)  “Director” means a member of the Board.

(j)  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k)  “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock

Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(n)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o)  “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(p)  “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

(q)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r)  “Option” means a stock option granted pursuant to the Plan.

(s)  “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(t)  “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(u)  “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

(v)  “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(w)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x)  “Plan” means this 1998 Stock Plan.

(y)  “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

(z)  “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(aa)  “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(bb)  “Section 16(b)” means Section 16(b) of the Exchange Act.

(cc)  “Service Provider” means an Employee, Director or Consultant.

(dd)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ee)  “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

(ff)  “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 18,500,000 Shares plus an annual increase to be added on the first day of the Company’s fiscal year beginning January 1, 2001, equal to the lesser of (i) 6,000,000 shares, (ii) 6% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.    Administration of the Plan.

(gg)    Procedure.

(i)     Multiple Administrative Bodies.     Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)    Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(hh)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

(iii)    to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

(iv)    to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)    to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

(vii)    to institute an Option Exchange Program;

(viii)    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(ix)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)    to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi)    to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

(xiii)    to make all other determinations deemed necessary or advisable for administering the Plan.

(ii)    Effect of Administrator’s Decision.    The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

5.    Eligibility.    Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.    Limitations.

(jj)    Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(kk)    Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

(ll)    The following limitations shall apply to grants of Options:

(i)    No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,500,000 Shares.

(ii)    In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1,500,000 Shares, which shall not count against the limit set forth in subsection (i) above.

(iii)    The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

(iv)    If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7.    Term of Plan.    The Plan became effective on September 25, 1998, and shall continue in effect until September 25, 2008, unless terminated earlier under Section 15 of the Plan.

8.    Term of Option.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.    Option Exercise Price and Consideration.

(mm)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)    In the case of an Incentive Stock Option

(1)    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(2)    granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)    Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(nn)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(oo)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)    cash;

(ii)    check;

(iii)    promissory note;

(iv)    other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v)    consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)    a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii)    any combination of the foregoing methods of payment; or

(viii)    such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.    Exercise of Option.

(pp)    Procedure for Exercise; Rights as a Shareholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(qq)    Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(rr)    Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(ss)    Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(tt)    Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.    Stock Purchase Rights.

(uu)    Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(vv)    Repurchase Option.    Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(ww)    Other Provisions.    The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(xx)    Rights as a Shareholder.    Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12.    Non-Transferability of Options and Stock Purchase Rights.    Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

13.    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(yy)    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(zz)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(aaa)    Merger or Asset Sale.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14.    Date of Grant.    The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15.    Amendment and Termination of the Plan.

(bbb)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

(ccc)    Shareholder Approval.    The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(ddd)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16.    Conditions Upon Issuance of Shares.

(eee)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(fff)    Investment Representations.    As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

ADDENDUM TO THE CORIO, INC.

1998 STOCK PLAN

(as amended April 2000)

FOR EMPLOYEES OF

CORIO INDIA INFOTECH SERVICES PRIVATE LIMITED.

1.    Establishment and Purpose of Addendum

(a)  ESTABLISHMENT:  This Addendum (the “Addendum”) to the Corio, Inc. 1998 Stock Option Plan (the “Plan”) is hereby established effective as of May 1, 2003.

(b)  PURPOSE:  The purpose of this Addendum is to establish certain rules applicable to Options which may be granted under the Plan from time to time to employees of Corio India Infotech Services Private Limited, a wholly-owned subsidiary of the Company, who are residents of the Republic of India, in compliance with the exchange control, securities and other applicable laws currently in force in India. Except as otherwise provided by this Addendum, all Options granted pursuant to this Addendum shall be governed by the terms of the Plan.

2.    Definitions and Construction

(a)  DEFINITIONS:  Except as set forth below, capitalized terms appearing in this Addendum shall have the meanings as assigned to them by the Plan.

(i)  “Company” means Corio, Inc., a Delaware corporation.

(ii)  “Employee” means an employee of the Indian Subsidiary.

(iii)  “FEMA” means the Foreign Exchange Management Act, 1999 of India, the regulations notified thereunder and any amendments thereto. The restrictions under FEMA, as referred to in this Addendum and as existing on the effective date of this Addendum, would be read to include the amendments made to FEMA subsequent to the effective date of this Addendum and would deem to have always included such amendments.

(iv)  “Indian Subsidiary” means Corio India Infotech Services Private Limited for so long as the holding-subsidiary relationship exits between Corio, Inc. and Corio India Infotech Services Private Limited, as per the provisions of section 4 of the Indian Companies Act, 1956.

(v)  “Option” means a right to purchase Stock pursuant to the terms and conditions of the Plan and this Addendum.

(vi)  “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of an Option granted to the Optionee in accordance with the terms and conditions of the Plan and this Addendum. An Option Agreement may consist of one or more documents and may take the form substantially as attached hereto or such other form as determined by the Administrator in its discretion.

(vii)  “Optionee” means a person to whom an Option is granted under the Plan and this Addendum.

(viii)  “Promoter” means the person or persons who are in over-all control of the Company, who are instrumental in the formation of the Company or programme pursuant to which the shares were offered to the public, or the person or persons named in the offer document as promoter(s). Provided that a director or officer of the Company, if he is acting as such only in his professional capacity will not be deemed to be a promoter. Where a promoter of the Company is a body corporate, the promoters of that body corporate shall also be deemed to be promoters of the Company.

(ix)  “Promoter Group” means an immediate relative of the Promoter (i.e. spouse of that person, or any parent, brother, sister or child of the person or of the spouse), persons whose shareholding is aggregated for the purpose of disclosing in the offer document “shareholding of the promoter group”.

(b)  CONSTRUCTION:  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Addendum. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.    Adoption by the Indian Subsidiary

This Plan shall be extended to the Employees of the Indian Subsidiary only if the Board of Directors of the Indian Subsidiary accept and adopt the Plan for its extension to the employees of the Indian Subsidiary. All grants made under the Plan to Employees of the Indian Subsidiary shall be deemed to have been made at the behest and on behalf of the Indian Subsidiary. The Indian Subsidiary, in so far as the terms and conditions of the Plan read together with this Addendum apply to it, shall be bound by the terms and conditions thereof.

4.    Stock subject to addendum

Subject to the provisions of Section 4 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under this Addendum is two hundred million [200,000,000] shares, reduced at any time by the aggregate number of shares subject to option or sold under the Plan after May 1, 2003. The shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased shares which were subject thereto shall become available for future grant or sale under the Plan and this Addendum (unless the Addendum has terminated); provided, however, that shares that have actually been issued under this Addendum pursuant to exercise of options shall not be returned to the Addendum and shall not become available for future distribution under this Addendum.

5.    Administration

This Addendum will be administered by the Administrator. Subject to the provisions of the Plan and this Addendum, the Administrator, on recommendations made in this behalf by the Board of Directors of the Indian Subsidiary, shall, in its discretion, determine the persons to whom Options will be granted under this Addendum and all of the terms and conditions of such Options. The Administrator will have the full authority to make all determinations called for under this Addendum and to interpret the Addendum and each Option. All such determinations shall be final and binding on all persons having an interest in the Addendum or any Option. The Administrator may terminate or amend the Plan or this Addendum at any time as required by the law of land.

6.    Eligibility

Options may be granted under this Addendum only to persons who are Employees “resident” in India in accordance with the provisions of FEMA, excluding, however, any Employee who is a Promoter or belongs to the Promoter Group or who is a Director who either by himself or through his relative or through any body corporate, directly or indirectly, holds more than ten [10] per cent of the outstanding equity shares of the Company. Eligibility in accordance with this section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option. Administrator shall, based on the performance, potential for future contribution to the company, integrity, number of employment years and any other factor(s) as deemed fit by the board, form the basis for determining the quantum for awarding the Options. The number of Options that may be Granted under the Plan to an Employee pursuant to a single grant shall not be less than twenty-five [25] and not more than three million [3,000,000].

7.    Terms and Conditions of Options

Each Option shall be evidenced by an Option Agreement in the form approved by the Administrator; provided, however, that each Option Agreement shall comply with the terms specified below and, to the extent not inconsistent with such terms, with the terms specified by the Plan. In the event an Option is classified as an incentive stock option or a non-statutory stock option or otherwise and should not be so classified based on the exercise price or otherwise, the Option shall automatically be reclassified as appropriate.

(a)  EXERCISE PRICE:  The exercise price for each Option shall be established at the discretion of the Administrator based on Fair Market Value at the date of grant of the Option in accordance with the Plan, provided, however, that the exercise price per share shall be not less than eighty-five [85] per cent of the Fair Market Value of a share of Stock on the effective date of grant of the Option. However the Administrator shall have power to grant Options to the “star employees”, in the Administrator’s sole discretion, at up to seventy-five [75] per cent discount over the Fair Market Value of a share of stock on the effective date of grant of the Option.

(b)  RIGHT TO EXERCISE OF OPTIONS AND EFFECT OF TERMINATION OF SERVICE:  If an Optionee ceases to be an employee upon termination of his service, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three [3] months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(i)    For the purposes of each Option granted pursuant to this Addendum, “termination of service” or words of similar meaning shall mean the time of occurrence of any of the following, whichever is the first to occur:

(ii)    the death of the Optionee, provided that the Optionee’s service has not otherwise previously terminated;

(iii)    the termination of any minimum statutory notice period to which the Optionee is entitled pursuant to applicable employment standards law, unless the company employing the Optionee, in its discretion, designates a later time of termination of service;

(iv)    the Indian Subsidiary ceases to be a subsidiary of the Company; or

(v)    in all other cases, the time of the cessation of the Optionee’s active service as determined by the Company, in its discretion;

provided, however, that it is expressly intended that “termination of service” for all purposes of any such Option shall not mean and shall not be construed to mean the time of expiration of any period of reasonable notice that the Indian Subsidiary or the Company may be required by law to provide to the Optionee. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee’s service has terminated and the effective date of such termination of service.

(c)  PAYMENT OF EXERCISE PRICE:  Payment of the exercise price for the number of shares being purchased pursuant to any Option shall be made only by one of the following:

(i)    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option, (iv) by such other consideration as may be approved by the Administrator from time to time to the extent permitted by applicable law, or (vi by any combination thereof. Notwithstanding the foregoing, the above procedures may be effected subject to the applicable regulations under FEMA and only when the Fair Market Value per share of Stock is greater than the exercise price per such share.

The Administrator may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(ii)  CASHLESS EXERCISE:  Provided that the Common Stock is registered under Section 12 of the Exchange Act and subject to the Lock-Up Period prescribed, if any, the Purchase Price may be paid through a special sale and remittance procedure (a “Cashless Exercise”) pursuant to which the Optionee shall concurrently provide irrevocable instructions (i) to a brokerage firm designated by the Company to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the Purchase Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company or the Indian Subsidiary by reason of such exercise and/or sale and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

(d)  TAX WITHHOLDING:  The Company shall have the right, to deduct from the shares of Common Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Common Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the taxes, if any, required by law to be withheld by the Company or the Indian Subsidiary with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company or the Indian Subsidiary shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Company or the Indian Subsidiary arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Common Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Common Stock until such tax withholding obligations have been satisfied by the Optionee.

(e)  CURRENCY EXCHANGE RATES:  Except as otherwise determined by the Administrator, all monetary values under this Addendum, including, without limitation, the Fair Market Value per share of Stock and the exercise price of each Option shall be stated in US Dollars. Any changes or fluctuations in the exchange rate at which amounts paid by Optionees in currencies other than US Dollars are converted into US Dollars or amounts paid to Optionees in US Dollars are converted into currencies other than US Dollars shall be borne solely by the Optionee.

(f)  LOCK-UP PERIOD:  Each Option Agreement shall provide that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

(g)  TRANSFERABILITY OF OPTIONS:  As referred in Paragraph 12 of the Plan.

8.    Standard Form of Stock Option Agreement

Unless otherwise provided by the Administrator at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of an Option Agreement approved by the Administrator concurrently with its adoption of this Addendum and as amended from time to time.

9.    Rights as Shareholder or Employee

An Optionee shall have no rights as a shareholder of the Company with respect to the shares subject to an Option until the Optionee has exercised the Option and paid the exercise price for and become the record holder of such shares. Nothing in the Plan, this Addendum or any Option Agreement shall confer upon an Optionee any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Indian Subsidiary or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

10.    Compliance with Law

In addition to the requirements set forth in the Plan, the grant of Options pursuant to this Addendum and the issuance of shares of Stock upon exercise of such Options shall be subject to compliance with all applicable requirements of the law of the Republic of India.

APPENDIX B

CHARTER

FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

CORIO, INC.

(as amended and approved by the Board of Directors on March 22, 2004)

PURPOSE:

The purpose of the Audit Committee of the Board of Directors (the “Board”) of Corio, Inc., a Delaware corporation (the “Company”), shall be to:

•	Assist the Board in monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s accounting policies and procedures, (iii) the Company’s compliance with legal and regulatory requirements, (iv) the independent auditor’s qualifications, independence and performance, (v) the Company’s disclosure controls and procedures and (vi) the Company’s internal controls; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee must meet the following criteria:

•	Each member will be an independent director, as defined in (i) Nasdaq Rule 4200 and (ii) the rules of the Securities and Exchange Commission (the “SEC”), as in effect from time to time;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

•	At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

•	Reviewing the reports by management and the independent auditors concerning the design, implementation and maintenance for the Company’s system of internal controls and meeting periodically with the Company’s management and the independent auditors to review their assessment of the adequacy of such internal controls;

•	Exercising sole responsibility for appointing, compensating (including all audit engagement fees and terms), and terminating the services of the independent auditors for the purpose of preparing or issuing an audit report or related work;

•	Approving the audit and non-audit services provided to the Company by the independent auditors in accordance with the applicable requirements of the SEC;

•	Reviewing the independence of the outside auditors, including (i) obtaining on a periodic basis a formal written statement from the independent auditors regarding relationships and services with the Company that may impact independence, as defined by applicable standards and SEC requirements, (ii) presenting this statement to the Board, and (iii) to the extent there are relationships, monitoring and investigating them;

•	Reviewing and providing guidance with respect to the external audit by (i) reviewing the independent auditors’ proposed audit scope and approach; (ii) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61,; and (iii) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC (which for purposes of the annual report shall include a recommendation to the Board as to whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K);

•	Reviewing the audit findings, including any suggestions for improvements, provided to management by the independent auditors and management’s response to such findings;

•	Reviewing with the Company’s management and the independent auditors before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Reviewing the procedures of management for the design, implementation and maintenance for the Company’s system of disclosure controls (including any reports by management relating to such controls and procedures) and meeting periodically with the Company’s management, independent auditors and legal counsel to review their assessment of such disclosure controls and procedures;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	Retaining, as appropriate, outside legal, accounting or other advisors to advise or assist the Audit Committee;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing the Audit Committee charter from time to time;

•	Recommending for inclusion in the Company’s proxy statement a report of the Audit Committee prepared by management in accordance with the rules and regulations of the SEC; and

•	Establishing the procedures for receiving, retaining and treating complaints received from the Company’s employees and consultants regarding accounting or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee will meet, separately as appropriate, with the Chief Executive Officer and the Chief Financial Officer to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

The Audit Committee will summarize its discussions, reviews and recommendations to the Board as may be appropriate, consistent with the Committee’s charter.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

CORIO, INC.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 12, 2004

10:00 a.m. Local Time

959 Skyway Road

Suite 100

San Carlos, CA 94070

Corio, Inc.

959 Skyway Road, Suite 100

San Carlos, CA 94070

proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING ON MAY 12, 2004.

The undersigned stockholder of Corio, Inc. hereby (i) acknowledges receipt of the Annual Report on Form 10-K/A and the notice of annual meeting of stockholders and proxy statement, each dated April 12, 2004, for the annual meeting of stockholders of Corio, Inc. to be held on Wednesday, May 12, 2004 at 10:00 a.m., local time, at 959 Skyway Road, Suite 100, San Carlos, CA 94070, (ii) revokes all prior proxies, and (iii) appoints George Kadifa and Brett White, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, to represent and to vote, as designated on the reverse side, all shares of common stock of Corio, Inc. held of record by the undersigned on April 1, 2004, at the Annual Meeting to be held on May 12, 2004 or any postponement or adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

USING THE ENCLOSED REPLY ENVELOPE.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 11, 2004.

•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/crio/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 11, 2004.

•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Corio, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Election of director to serve until 2007:	01 Glenn Marschel	☐ Vote FOR the nominee	☐ Vote WITHHELD from the nominee

2.	To re-obtain stockholder approval of our 1998 Stock Plan to preserve the corporate income tax deduction available pursuant to Section 162(m) of the Internal Revenue Code.	☐	For	☐	Against	☐	Abstain
3.	To ratify the appointment of KPMG LLP as independent auditors of Corio, Inc. for the fiscal year ending December 31, 2004.	☐	For	☐	Against	☐	Abstain
4.	In their discretion, the proxies and attornies-in-fact are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment(s) thereof.

Shares represented by this proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted for each item.

Address Change? Mark Box ☐

Indicate changes below:

Date

Signature(s) in Box

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.